UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2016

SIGNAL BAY, INC.
(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

000-12350	47-1890509
(Commission File No.)	(IRS Employer Identification No.)

62930 O.B. Riley Rd #300 Bend, OR	97703
(Address of principal executive offices)	(zip code.)

541-633-4568

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01 Entry into a Material Definitive Agreement.

Note Purchase Agreement:

On March 21, 2016, Signal Bay, Inc. (the "Company") entered into a 10% convertible promissory note (the "Note") with Tangiers Global, LLC. ("Lender") in the amount of $27,500. Of this amount $2,500 was an original issue discount ("OID"). The company received $25,000 and it was funded on March 31, 2016 (Purchase Date).

The company can prepay the note based on the following schedule.

Days Since Effective Date	Prepayment Amount

Under 30	100% of Principal Amount

31-60	110% of Principal Amount

61-90	120% of Principal Amount

91-120	130% of Principal Amount

121-150	140% of Principal Amount

151-180	150% of Principal Amount

Lender has the right at any time following an Event of Default, at its election, to convert (each instance of conversion is referred to herein as a "Conversion") all or any part of the Outstanding Balance into shares ("Conversion Shares") of fully paid and non-assessable common stock, $0.0001 par value per share ("Common Stock"), of Borrower as per the following conversion formula: the number of Conversion Shares equals the amount being converted (the "Conversion Amount") divided by the Conversion Price. The conversion shall be equal to (a) 50% of the lowest trading price of the Company's common stock during the 25 consecutive trading days prior to the date on which Holder elects to convert all or part of the Note.

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to the Form of Note, which is filed as Exhibit 90.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Note Exchange Agreement:

On March 21, 2016, Signal Bay, Inc. (the "Company") entered into a 0% convertible exchange note (the "Note") with Tangiers Global, LLC. ("Lender") in the amount of $115,018.73.

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On April 1, 2016, Tangier's Global, LLC funded the purchased $115,018.73 of the St. George promissory noted dated July 23, 2015. The remaining balance of the St. George note as of April 1, 2016 was $25,000.

Lender has the right at any time following an Event of Default, at its election, to convert (each instance of conversion is referred to herein as a "Conversion") all or any part of the Outstanding Balance into shares ("Conversion Shares") of fully paid and non-assessable common stock, $0.0001 par value per share ("Common Stock"), of Borrower as per the following conversion formula: the number of Conversion Shares equals the amount being converted (the "Conversion Amount") divided by the Conversion Price. The conversion shall be equal to (a) 50% of the lowest trading price of the Company's common stock during the 20 consecutive trading days prior to the date on which Holder elects to convert all or part of the Note.

The foregoing description of the terms of the Note Purchase Agreement and the Note Exchange Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the Convertible Note Purchase Agreement, the Convertible Note Exchange Agreement, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and the terms of which are incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

On April 4, 2016, Signal Bay, Inc. terminated the Investment Agreement and a Registration Rights Agreement with Kodiak Capital Group, LLC.

On April 4, 2016, Signal Bay, Inc. submitted a withdrawal of the associated S-1 Registration Statement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

On April 4, 2016, St. George converted a $12,500.00 portion of the St. George Convertible Note into 15,862,944 shares of common stock. After this conversion, the remaining balance on the note is $12,683.95.

Item 9.01 Financial Statements and Exhibits.

10.1	Convertible Note Purchase Agreement

10.2	Convertible Note Exchange Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Signal Bay, Inc.

Dated: March 31, 2016	By:	/s/ William Waldrop
	Name:	William Waldrop
	Title:	CEO

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